Exhibit 10.16

EXECUTION COPY

VTB HOLDINGS, INC.

STOCK AWARD AGREEMENT

This Stock Award Agreement (this “Agreement”), dated as of the 21st day of June, 2011 (the “Grant Date”), is made by and between VTB Holdings, Inc., a Delaware corporation (the “Company”), and Ron Doornink (the “Grantee”),

WITNESSETH:

WHEREAS, the Company has adopted the VTB Holdings, Inc. 2011 Equity Incentive Plan (the “Plan”), a copy of which is attached hereto as Exhibit A, pursuant to which shares of the Company’s Common Stock may be granted to the Grantee; and

WHEREAS, the Committee has determined that it is in the best interests of the Company and its stockholders to grant to the Grantee Common Stock, subject to the Company’s right of repurchase, as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, and in reliance on the representations and warranties contained herein, the parties intending to be legally bound hereby agree as follows:

1. Grant of Common Stock. The Company hereby grants to the Grantee on the Grant Date 1,411,291 shares of Common Stock for his role as a member of the board of directors of the Company (the “Director Shares”) and 1,411,291 shares of Common Stock for his role as a consultant for the Company (the “Consulting Shares,” and collectively the “Shares”) on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan (the “Award”).

2. 83(b) Election. As a further condition to receiving the Award, the Grantee shall make a valid election under Section 83(b) of the Code, substantially in the form attached hereto as Exhibit B, to include the value of the Award in the Grantee’s taxable income upon receipt. The Grantee acknowledges that it is the Grantee’s sole responsibility, and not the Company’s, to file timely the election under Code Section 83(b).

3. Vesting. The Shares shall not be subject to vesting.

4. Shares to be Retained for Investment. The Grantee agrees that the Shares have been acquired by Grantee for investment and not with a view to distribution. Grantee further agrees to provide the Company with an Investment Representation Statement (substantially in the form attached hereto as Exhibit C). The Company shall be entitled to restrict the transferability of the Shares to the extent necessary to avoid a risk of violation of the Securities Act or of any federal or state laws or regulations.

5. Stockholders Agreement. The Grantee hereby acknowledges that he is a stockholder of the Company and hereby agrees (a) to be bound by all of the terms of the Stockholders Agreement, as amended from time to time, (a current copy of which is attached hereto as Exhibit D), applicable with respect to the Shares, including, without limitation the right of first refusal, drag-along rights, tag-along rights and other transfer restrictions contained therein and (b) that Exhibit A of the Stockholders Agreement shall be updated to reflect the Shares.

6. Company’s Repurchase Rights. Grantee agrees that the Shares granted hereunder are subject to the following repurchase rights of the Company or its designee:

a.	In the event that prior to October 12, 2014, the Grantee voluntarily (i) terminates his position as a member of the board of directors of the Company or otherwise attempts to dispose of, transfer, or sell the Director Shares, or (ii) ceases providing consulting services to the Company or otherwise attempts to dispose of, transfer, or sell the Consulting Shares, the Company or its designee shall have the right (but not the obligation) to repurchase the Director Shares and/or the Consulting Shares, as applicable, for a repurchase price equal to Grantee’s per share federal and state income tax liability on the applicable Shares as evidenced by the Grantee’s Section 83(b) election filed pursuant to Section 2 above and assuming an applicable combined tax rate of 50.6%[1] (the “Repurchase Right”).

b.	The Repurchase Right will lapse (i) with respect to 2.0833% of the Shares on June 12, 2011 and on the 12th day of every month thereafter and (ii) with respect to all of the Director Shares, if Grantee remains on the board of directors of the Company, and all of the Consulting Shares, if Grantee remains a consultant for the Company, through the consummation of an Approved Sale.

c.	Grantee and the Company agree that on the Grant Date, the Repurchase Right is not applicable as to 14.58% of the Shares.

d.	The Grantee agrees that the terms and conditions set forth in this Section 6 will supersede any contrary provisions set forth in Article VIII of the Plan.

7. Plan Terms. The provisions of the Plan are incorporated herein by reference. Except as otherwise expressly set forth herein, the Award and this Agreement shall be subject to and construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Grantee and his legal representative in respect of any questions arising under the Plan or this Agreement. Except as provided in Section 6(d), in the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern and control.

[1]	This represents a federal rate of 39.6% and a maximum California rate of 11%.

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8. Governing Law. To the extent that federal laws do not otherwise control, the Plan and this Agreement and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws of the State of New York, irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law that would require the application of any other state law.

9. Withholding of Taxes. The Award shall be subject to applicable federal, state, and local tax withholding requirement.

10. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

11. No Rights to Continue Service. Nothing contained in this Agreement shall be construed as giving the Grantee any right to be retained, in any position, as an employee, consultant or director of the Company or its affiliates nor shall it interfere with or restrict in any way the right of the Company or its affiliates, which right is hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever.

12. Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

13. Amendment of Award. The Committee may amend the terms of this Agreement; provided, that, the Committee may not effect any amendment which would otherwise constitute an impairment of the Grantee’s rights under this Award unless such amendment is: (i) pursuant to the Stockholders Agreement; or (ii) the Company requests the Grantee’s consent and the Grantee consents in writing.

14. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

15. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

16. Entire Agreement. This Agreement and the Plan (including all exhibits hereto and thereto) sets forth the entire understanding of the parties hereto and supersedes all prior agreements, arrangements, and communications, whether oral or written, pertaining to the subject matter hereof.

[Remainder of page intentionally left blank; signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day first written above.

VTB HOLDINGS, INC.

[ILLEGIBLE]	By:	/s/ Carmine J. Bonanno
Witness	Name:	Carmine J. Bonanno
	Title:	PRES/CEO

RON DOORNINK

/s/ Bruce Murphy	/s/ Ron Doornink
Witness	Grantee’s Signature

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EXHIBIT A

VTB HOLDINGS. INC.

2011 EQUITY INCENTIVE PLAN

COPY OF 2011 EQUITY INCENTIVE PLAN

EXHIBIT B

ELECTION TO INCLUDE

IN GROSS INCOME

IN YEAR OF TRANSFER OF PROPERTY

PURSUANT TO SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned hereby elects under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the property described below to include in gross income the excess (if any) of the fair market value of the property at the time of transfer (determined without regard to any lapse restriction) over the amount paid for such property (if any), as compensation for services, and supplies the following information in accordance with Treasury Regulation Section 1.83-2(e):

1.	Name, address and social security number of the undersigned:

Name:	Ron Dooraink

Address:	872 6th Str.
Manhattan Beach
CA 90266

Social Security Number:	###- ##- ####

2.	Description of property with respect to which the election is being made:

The property with respect to which this election is being made is 2,822,582 shares of Common Stock (“Common Stock”) of VTB Holdings, Inc., a Delaware corporation (the “Company”).

3.	Date on which the property was transferred: June 21, 2011.

4.	Taxable year to which this election relates: 2011.

5.	Nature of the restrictions to which the property is subject:

The Common Stock is fully vested; however, it is subject to a four year right of repurchase by the Company. The Company’s repurchase right is triggered upon the taxpayer’s voluntary termination of service or attempt to transfer the Common Stock prior to the end of the four year repurchase period. The Company’s repurchase right lapses in monthly installments.

6.	Fair market value of the property:

The total fair market value at the time of transfer (determined without regard to any restrictions other than restrictions that by their terms will never lapse) of the Common Stock was $1,411,291.00.

7.	Amount paid for the property:

The amount paid by the taxpayer for the Common Stock is $0.00.

8.	Furnishing statement to service recipient:

A copy of this statement has been furnished to the Company.

Dated:	6/21/2011

Signed:	/s/ Ronald Doornink

EXHIBIT C

VTB HOLDINGS. INC.

2011 EQUITY INCENTIVE PLAN

INVESTMENT REPRESENTATION STATEMENT

Grantee:	Ron Doornink

Common Stock: 2,822,582 shares of Common Stock of VTB Holdings, Inc. (the “Company”)

Amount Paid: $0.00

Date:	June 21, 2011

In connection with the grant of the above-listed Common Stock, the undersigned Grantee represents to the Company the following:

Grantee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding the Common Stock. Grantee is acquiring these shares of Common Stock for investment for Grantee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

Grantee understands that the Common Stock must be held indefinitely unless such Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available. Grantee further acknowledges and understands that the Company is under no obligation to register the Common Stock. Grantee understands that no certificate evidencing the Common Stock will be issued and that the shares of Common Stock are nontransferable except as provided in the Stockholders Agreement.

Grantee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant to Grantee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Common Stock exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (b) the availability of certain public information about the Company; (c) the amount of Common Stock being sold during any three month period not exceeding the limitations specified in Rule 144(e); and (d) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant to the Grantee, then the shares of Common Stock may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the shares of Common Stock were sold by the Company or the date the shares of Common Stock were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Common Stock by an affiliate, or by a non-affiliate who subsequently holds the Common Stock less than two years, the satisfaction of the conditions set forth in sections (a), (b), (c) and (d) of the paragraph immediately above.

Grantee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Grantee understands that no assurances can be given that any such other registration exemption will be available in such event.

Date: 6/21/2011

Signature of Grantee: /s/ Ronald Doornink

EXHIBIT D

VTB HOLDINGS, INC.

2011 EQUITY INCENTIVE PLAN

COPY OF THE STOCKHOLDERS AGREEMENT

JOINDER AGREEMENT

THIS IS A JOINDER AGREEMENT, dated as of June 21, 2011 (the “Agreement”), by and between VTB Holdings, Inc., a Delaware corporation (the “Company”), and Martha M. Doornink (the “Spouse”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Stock Award Agreement between the Company and Ron Doornink (the “Grantee”) dated June 21, 2011 (“Award Agreement”).

WHEREAS, under the Award Agreement, the Grantee was granted a total of 2,822,582 shares of Common Stock for his role as a consultant and as a member of the Board of Directors of the Company (collectively, the “Shares”);

WHEREAS, the Award Agreement provides the Company with Repurchase Rights with respect to the Shares upon the occurrence of certain events;

WHEREAS, the Grantee and the Spouse are residents of the state of California and are therefore subject to the community property laws of such state;

WHEREAS, under the community property laws of California the Spouse may be deemed to have a community property interest in the Shares when granted to the Grantee;

WHEREAS, as a result of the Spouse’s potential community property interest in the Shares, the Company desires to have the Spouse join and become a party to the Award Agreement, attached hereto as Schedule A, and thereby bound by the terms of the Repurchase Rights contained therein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement intending to be legally bound hereby agree as follows:

1. Agreement to be Bound. The Spouse hereby joins in and becomes a party to the Award Agreement and agrees to be fully bound by, and subject to, all of the covenants, terms and conditions of the Award Agreement, including, without limitation, the Repurchase Rights contained therein as though she was an original party thereto.

2. Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Spouse and the respective successors and assigns of each of them.

3. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by electronic means, such as facsimile or portable document format, shall be as effective as delivery of a manually executed counterpart of this Agreement.

4. Governing Law. To the extent federal laws do not otherwise control, this Agreement and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws of the State of New York, irrespective of the principal place of business, residence or domicile of the parties hereto, and without giving effect to otherwise applicable principles of conflicts of law that would require the application of any other state law.

5. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

By:	/s/ Bruce Murphy
Name: Bruce Murphy
Title: CFO

/s/ Martha M. Doornink
Martha M. Doornink

Schedule A

[Stock Grant Agreement]

June 21, 2011

VTB Holdings, Inc.

150 Clearbrook Rd. Suite 162

Elmsford, NY 10523

Re:	Transfer of Shares under the VTB Holdings, Inc. 2011 Equity Incentive Plan

To Whom It May Concern:

I, Ronald Doornink, have been granted 2,822,582 shares of Common Stock under the VTB Holdings, Inc. 2011 Equity Incentive Plan on June 21, 2011. I, together with my spouse, Martha Doornink, hereby direct VTB Holdings, Inc. to transfer such shares to the Doornink Revocable Living Trust dated December 17, 1996, as amended (the “Trust”), effective immediately.

The Trust is already a party to the VTB Holdings, Inc. Stockholders Agreement and, therefore, we have not provided a joinder to such Agreement. As trustees of the Trust, we agree to cause the Trust to continue to abide by the terms of the 2011 VTB Holdings, Inc. Equity Incentive Plan.

Sincerely,

/s/ Ronald Doornink
Ronald Doornink

/s/ Martha Doornink
Martha Doornink